Advantus Strategic Dividend Income Fund Summary Prospectus December 16, 2014 Investor Class Shares – ASDNX Institutional Class Shares – VSDIX

Before you invest, you may want to review Advantus Strategic Dividend Income Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated December 16, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://advantusfunds.com/funds/strategic_dividend_income/documents.html?class=institutional and http://advantusfunds.com/funds/strategic_dividend_income/documents.html?class=investor.  You can also get this information at no cost by calling the Fund (toll-free) at 855-824-1355.

Investment Objective
The Advantus Strategic Dividend Income Fund (the “Fund”) seeks above average income and long-term growth of capital, with reduced volatility compared to broader equity markets, as a secondary objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.32%	0.32%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.33%	1.08%
Expense (Reimbursement)/Recoupment (1)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment	1.21%	0.96%

(1)
Advantus Capital Management, Inc. (the “Adviser” or “Advantus”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Investor Class and 0.95% of the average daily net assets of the Institutional Class.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation and any recoupment for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$123	$410	$717	$1,591
Institutional Class Shares	$98	$332	$584	$1,306

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2014, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund primarily invests in dividend-paying equity securities, including common and preferred stocks of mainly U.S. companies, but may also include foreign, utilities, infrastructure-related, and real estate-related companies.  The Fund’ investment in foreign securities, including securities of foreign issuers which are not U.S dollar denominated and/or traded in the U.S., will not exceed 30% of its total assets.

Typically, the Adviser allocates 40% or more of the Fund’s total assets to Real Estate Securities.  Real Estate Securities include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate and securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real Estate Securities also include securities issued by Real Estate Investment Trusts (“REITs”) or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter. (“Real Estate Securities”).

The Fund also may invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”).  MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation.

The Fund may invest in companies of any size.  In selecting securities, the Adviser considers factors such as a company’s dividend payments, financial condition, financial performance, quality of management, policies and strategies, business plans and competitive market condition.

In addition, the Fund may invest in fixed income securities of any duration or maturity (including Treasury inflation-protected securities (“TIPS”)).   TIPS are fixed income securities issued by the U.S. Treasury.  The value of the fixed income security’s principal is adjusted to track changes in the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) (“CPI”).  Because the interest rate on TIPS is fixed and is paid on the adjusted principal, interest payments will also rise with inflation and fall with deflation.  Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The fixed income securities in which the Fund may invest include debt securities issued or guaranteed by the U.S. government or government-related entities, debt securities issued by corporations and other entities ((including privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) but may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”)), mortgage-backed securities, and other asset-backed securities.  The Fund may also invest up to 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”).

Finally, the Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and futures, and may purchase options and write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes.  ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

At the Adviser’s discretion, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) to retain flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  Such investments may result in the Fund not achieving its investment objective.

Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform other mutual funds with similar investment strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk.  The Fund’s strategy of focusing its investments in Real Estate Securities (including REITs and REOCs) means that the performance of the Fund will be closely tied to the performance of that industry.  Consequently, fluctuations in the market value of these investments will have a greater impact on the Fund’s performance and net asset value than if the Fund did not focus its portfolio in such investments.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Foreign Securities Risk.  Investments in securities issued by foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.  Preferred stock generally does not confer voting rights.

Real Estate Securities Risk.  The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. The value of Real Estate Securities fluctuate as real estate values change.  Real estate values and incomes from real estate may decline due to economic downturns, changes in real estate market conditions, zoning laws and regulations, and increases in property taxes, operating expenses and interest rates.

MLP Risk.  Holders of MLPs have limited control and voting rights on matters affecting the partnership.  Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.  The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes.  Furthermore, MLPs may not be as liquid as other more commonly traded equity securities.

ETF Risk.  The market price of an ETF will fluctuate based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  In addition, the Fund will bear its pro rata portion of an ETF’s expenses and the Fund’s expenses may therefore be higher than if it invested directly in securities.

ETN Risk.  ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt.  ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events.  The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change.  While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

Fixed Income Securities Risks. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities).  It is likely that in the near future there will be less governmental action to maintain low interest rates.  Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities.  Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are sensitive to actual or anticipated changes in interest rates.  When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low.  Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment.  In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk.  Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities.  Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk.  Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Rule 144A Securities Risk.  The market for Rule 144A Securities typically is less active than the market for publicly-traded securities. Rule 144A Securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Illiquid/Restricted Securities. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

TIPS Risk. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives.  In addition, TIPS are subject to credit risk, interest rate risk and duration risk.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities).  Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Option Risk.  When the Fund purchases an option on a security or index it may lose the entire premium paid if the underlying security or index does not increase in value. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment.  Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund.  Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset.  The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors.  Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Newer Fund Risk.  The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees may determine to liquidate the Fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s total return for the year ended December 31, 2013.  Next to the bar chart are the Investor Class Shares’ highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average return over time compared with a broad-based market index as well as the Advantus SDI Benchmark, a custom benchmark that is aligned with the Fund’s Principal Investment Strategy and is comprised of the following existing industry benchmarks: 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index;12% Barclays Capital US Government Inflation-Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Advantus Mutual Fund website at www.advantusfunds.com or by calling the Fund toll-free at 855-824-1355.

Best Quarter	Worst Quarter
Q1 2013 12.16%	Q3 2013 (2.57)%

Year-to-Date as of September 30, 2014 12.83%

Average Annual Total Returns for the period ended December 31, 2013
	One Year	Since Inception (9/12/2012)
Institutional Class Shares
Return Before Taxes	7.98%	6.34%
Return After Taxes on Distributions	5.48%	4.24%
Return After Taxes on Distributions and Sale of Fund Shares	4.56%	3.98%
Investor Class Shares(1)
Return Before Taxes	7.71%	6.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	24.04%
Advantus SDI Benchmark(2) (reflects no deduction for fees, expenses or taxes; see above for components of the benchmark)	4.15%	2.99%

(1)
The Fund offers two classes of Shares.  The Institutional Class Shares commenced operations on September 12, 2012 and the Investor Class Shares commenced operations on December 16, 2014.  Performance shown prior to inception of the Investor Class Shares is based on the performance of the Institutional Class Shares adjusted for the higher expenses applicable to the Investor Class Shares.

(2)	This benchmark was added as an additional measure of the Fund’s performance as it is more representative of the Fund’s investment strategy.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  The performance of the Investor Class will vary from the after-tax returns shown above for the Institutional Class shares as a result of the Investor Class shares’ higher Rule 12b-1 fees and expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Advantus Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The following individuals serve as the Fund’s primary portfolio managers and have managed the Fund since its inception in September 2012:

Joseph R. Betlej, CFA – Vice President and Portfolio Manager, Advantus;
Lowell R. Bolken, CFA – Vice President and Portfolio Manager, Advantus; and
Craig M. Stapleton-Corcoran, CFA – Vice President and Portfolio Manager, Advantus.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Advantus Strategic Dividend Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer by contacting the Fund by telephone at 855-824-1355 or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$1,000	$100,000
Subsequent Minimum Investment	$100	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.